May 10, 2002



Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB drive
Black Hawk, South Dakota 57718

Re: First Amendment to Amended and Restated Loan and Security
    Agreement

Gentlemen:

     Smithway Motor Xpress, Inc., an Iowa corporation ("Smithway Inc.") and East West Motor Express, Inc., a South Dakota corporation ("East West") (Smithway Inc. and East West each a "Borrower" and collectively the "Borrowers") and LaSalle Bank National Association, a national banking association ("Bank") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "Security Agreement"). From time to time thereafter, Borrowers and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrowers and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Agreement hereby is amended as follows:

     (a) Subsection 4(b) of the Agreement is amended to add the following provision:

          (iv) One-Time Fee: Borrowers shall pay to Lender a one-time fee of Ten Thousand and No/100 Dollars ($10,000.00), which fee shall be fully

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
May 10, 2002
Page 2


               earned on the date of this Amendment and payable on May 31, 2002.

     (b) Subsection 14(a) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (a)  Tangible Net Worth.

               The Consolidated Group's Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this subsection as (i) $16,000,000.00 at all times from March 31, 2002 through December 30, 2002; (ii) $17,000,000.00 at all times from December 31, 2002 through December 30, 2003; and (iii) thereafter, from the last day of each Fiscal Year of the Consolidated Group through the day prior to the last day of each immediately succeeding Fiscal Year of the Consolidated Group, the Minimum Tangible Net Worth during the immediately preceding period plus $1,000,000.00; and "Tangible Net Worth" being defined for purposes of this subsection as the Consolidated Group's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated December 31, 2001 except as set forth herein;

     (c) Subsection 14(c) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (c)  Fixed Charge Coverage.

               As of the last day of each month from March 31, 2002 through May 31, 2002 for the period beginning January 1, 2002 and ending on each

                                      -2-

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
May 10, 2002
Page 3


               such date, Borrowers shall not permit the ratio of the Consolidated Group's EBITDA to Fixed Charges to be less than 0.40 to 1.0. As of the last day of each month from June 30, 2002 through August 31, 2002 for the period beginning January 1, 2002 and ending on each such date, Borrowers shall not permit the ratio of the Consolidated Group's EBITDA to Fixed Charges to be less than 0.50 to 1.0. As of the last day of each month from September 30, 2002 through November 30, 2002 for the period beginning January 1, 2002 and ending on each such date, Borrowers shall not permit the ratio of the Consolidated Group's EBITDA to Fixed Charges to be less than 0.75 to 1.0. Thereafter, as of the last day of each month, for the twelve (12) month period ending on such date, Borrowers shall not permit the ratio of the Consolidated Group's EBITDA to Fixed Charges to be less than 1.0 to 1.0.

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                  LASALLE BANK NATIONAL
                                  ASSOCIATION

                                  By   /s/ John Mostofi
                                      --------------------------------------
                                  Title   Sr VP
                                        ------------------------------------

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
May 10, 2002
Page 4


ACKNOWLEDGED AND AGREED TO
this 10th day of May, 2002:

SMITHWAY MOTOR XPRESS, INC.

By   /s/ Wm. G. Smith
   ----------------------------
       William G. Smith

Title   President

EAST WEST MOTOR EXPRESS, INC.

By   /s/ Wm. G. Smith
   ----------------------------
       William G. Smith

Title   President

Consented and agreed to by the
following guarantor(s) of the
obligations of Smithway Motor
Xpress, Inc. and East West Motor
Express, Inc. to
LaSalle Bank National Association.

SMSD Acquisition Corp.

By:  /s/ G. Larry Owens
   ----------------------------
       G. Larry Owens

Title:  Vice President

Date:   May 10, 2002



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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
May 10, 2002
Page 5


Smithway Motor Xpress Corp.

By:  /s/ G. Larry Owens
   ----------------------------
       G. Larry Owens

Title:  Vice President

Date:   May 10, 2002


M:\ABL\ABLLEGAL-LBNA\Smithway Motor\Ltr
Amend\1st_Amendmend-AM&RE_L&SA.doc